Eaton Vance Income Fund of Boston

                            Supplement to Prospectus
                             dated February 1, 1999
                             as revised July 1, 1999


1. The following replaces "Fund Fees and Expenses" and "Example" under "Fund Summary":

Shareholder Fees
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (as a percentage of offering price)                   4.75%
Maximum Deferred Sales Charge (as a percentage of the
  lower of net asset value at time of purchase or time
  of redemption)                                                            None
Redemption Fees (as a percentage of amount redeemed)                       1.00%
Sales Charge Imposed on Reinvested Distributions                            None
Exchange Fee                                                                None


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
--------------------------------------------------------------------------------
Management Fees                                                            0.63%
Other Expenses*                                                            0.51%
                                                                       ---------
Total Annual Fund Operating Expenses                                       1.14%

*    Other Expenses includes service fees of 0.25%.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Effective December 1, 1999, the costs of investing for one year include the 1% redemption fee applicable to redemptions within three months of purchase. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1  Year           3 Years           5 Years            10 Years
--------------------------------------------------------------------------------
$685              $   820           $ 1,073            $ 1,795

2. The following replaces "Service Fees" under "Sales Charges":

Service Fees. The Fund pays service fees for personal and/or account services equal to 0.25% of average daily net assets annually.

3. The following replaces the third from the last paragraph under "Redeeming Shares":

Effective December 1, 1999, redemptions (including exchanges) of shares within three months of their purchase will be subject to a redemption fee equal to 1% of the amount redeemed. All redemption fees will be paid to the Fund. Redemptions of shares acquired as the result of reinvesting distributions and those held by 401(k) plans are not subject to the redemption fee.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and/or redemption fee and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

4. The following is added to the first paragraph of "Exchange Privilege" under "Shareholder Account Features":

Fund shares may also be exchanged for the Fund's Institutional Shares, subject to the terms and conditions for investing in those shares.

5. The following is added to the first paragraph under "Investment Objectives, Policies and Risks":

The Fund's investment objectives and certain policies may be changed by the Trustees without shareholder approval. The Trustees intend to submit any material change in the objectives to shareholders for approval.

6. The following replaces the seventh paragraph under "Investment Objectives, Policies and Risks":

The Fund may invest up to 25% of net assets in foreign securities. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad) and relations between nations. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile nd less subject to governmental supervision than markets in the United States. The portfolio manager may use forward currency exchange contracts to attempt to mitigate adverse effects of foreign currency fluctuations. These contracts allow the Fund to establish a currency exchange rate with payment and delivery at a future date. They are subject to a risk of loss due to unanticipated changes in currency exchange rates and default by the counterparty to the contract. There can be no assurance that this hedging strategy will be advantageous to the Fund.

7.  The  following   replaces  the  third   paragraph   under   "Management  and
Organization":

Michael Weilheimer is the portfolio manager of the Fund (since January 1, 1996). He also manages other Eaton Vance portfolios. Prior to assuming management of the Portfolio, Mr. Weilheimer was a senior analyst in the Eaton Vance high yield bond group. He is a vice president of Eaton Vance.


October 11, 1999                                                           IBSPS